UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2008

ASPEN INSURANCE HOLDINGS LIMITED

(Exact name of registrant as specified in its charter)

Bermuda	001-31909	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Maxwell Roberts Building
1 Church Street
Hamilton HM 11
Bermuda

(Address of principal executive offices)
(Zip Code)

Registrant’s telephone number, including area code: (441) 295-8201

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement

On May 13, 2008, Aspen Insurance Holdings Limited entered into a share purchase agreement with one of its founding shareholders, Candover Investments plc, its subsidiaries and funds under management (‘‘Candover’’) and Halifax EES Trustees International Limited , as trustees to a Candover employee trust (‘‘Halifax’’), to repurchase a total of 4,080,800 ordinary shares at price per share of $24.505 which represented a discount of 1.94% to the closing price of the Company’s shares on May 13, 2008 of $24.99. The total purchase price is $100,000,004. The ordinary shares will be retired once purchased. The Company expects to close the transaction on May 19, 2008.

Item 7.01    Regulation FD Disclosure

On May 13, 2008, the Company issued a press release announcing its entry into a share purchase agreement with Candover and Halifax and its entry into an underwriting agreement in connection with the public offering and sale of 2,010,487 of its ordinary shares by Candover.

Item 8.01     Other Events

The Company filed an underwriting agreement in connection with the public offering of 2,010,487 of its ordinary shares by Candover pursuant to a prospectus supplement to be filed with the Securities and Exchange Commission. The prospectus supplement relates to the prospectus included in a registration statement (File No. 333-148245) (the ‘‘Registration Statement’’) filed on Form F-3 with the SEC on December 21, 2007. The Company will not receive any of the proceeds from the public offering by Candover of its ordinary shares.

Item 9.01    Financial Statements and Exhibits

(d)	Exhibits

The following exhibits are filed as part of this report and the Company hereby incorporates by reference the underwriting agreement and the share purchase agreement into the Registration Statement:

1.1	Underwriting Agreement, dated May 13, 2008 among the Company, various Candover funds and Credit Suisse Securities (USA) LLC.

10.1	Share Purchase Agreement, dated May 13, 2008, among the Company, Halifax EES Trustees International Limited and various Candover entities.

The following exhibit is furnished under Item 7.01 as part of this report:

99.1	Press release of the Company, dated May 13, 2008.

The information furnished under Item 7.01 ‘‘Regulation FD Disclosure’’ shall not be deemed ‘‘filed’’ for purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the ‘‘Exchange Act’’), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPEN INSURANCE HOLDINGS LIMITED
(Registrant)
Dated: May 14, 2008	By:	/s/ Richard Houghton
Name: Richard Houghton
Title: Chief Financial Officer